UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2021

GREENLANE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38875 (Commission File Number)	83-0806637 (IRS Employer Identification No.)

1095 Broken Sound Parkway, Suite 300 Boca Raton, FL (Address of principal executive offices)	33487 (Zip Code)
Registrant’s telephone number, including area code: (877) 292-7660
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

As previously disclosed on a Current Report on Form 8-K filed on August 31, 2021, Greenlane Holdings, Inc. (“Greenlane”) completed the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 31, 2021, by and among Greenlane, Merger Sub Gotham 1, LLC, a wholly owned subsidiary of Greenlane (“Merger Sub 1”), Merger Sub Gotham 2, LLC, a wholly owned subsidiary of Greenlane (“Merger Sub 2”), and KushCo Holdings, Inc. (“KushCo”).

Pursuant to the Merger Agreement, (i) Merger Sub 1 was merged with and into KushCo (such merger, “Merger 1”) at the effective time of Merger 1 whereupon the separate existence of Merger Sub 1 ceased and KushCo continued as the surviving entity and a wholly owned subsidiary of Greenlane and (ii) KushCo was merged with and into Merger Sub 2 (such merger, “Merger 2,” and together with Merger 1, the “Mergers”) at the effective time of Merger 2, whereupon the separate existence of KushCo ceased and Merger Sub 2 continued as the surviving entity and a wholly-owned subsidiary of Greenlane.

This Amendment No. 1 to the Current Report on Form 8-K of Greenlane filed on August 31, 2021 is being filed solely to provide the unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 (the “Pro Forma Financials”) giving effect to the completed Mergers.

The Pro Forma Financials, as set forth under Item 9.01(b) below and included as Exhibit 99.1 to this Amended 8-K, are incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Greenlane as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, giving effect to the completed Mergers, are filed herewith as Exhibit 99.1 and are incorporated in this Item 9.01(b) by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Greenlane Holdings, Inc. as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: November 3, 2021	By:	/s/ William Mote
William Mote
Chief Financial Officer